EXHIBIT 10

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Private Placement Memorandum and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 9 to the registration statement on Form N-1A ("Registration Statement") of Martin Currie Business Trust ("MCBT") of our report dated June 28, 2001, relating to the financial statements and financial highlights of MCBT Asia Pacific ex Japan Fund, MCBT EMEA Fund, MCBT Global Emerging Markets Fund, MCBT Opportunistic EAFE Fund, and MCBT Japan Small Companies Fund (the "Funds") which appear in the Fund's April 30, 2001 Annual Report, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights Information" in the Private Placement Memorandum and under the headings "Investment Advisory and Other Services-Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 24, 2001